UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2022

P10, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600, Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 865-7998

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of P10, Inc. (the “Company”) on June 17, 2022 (the “Annual Meeting”), the Company’s stockholders approved the amendment to the Company’s 2021 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s stock issuable under the Plan by 5,000,000 shares. A description of the Plan, as amended, is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”). The description herein is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 17, 2022. As of the close of business on April 25, 2022, the record date for the Annual Meeting, there were 35,704,971 shares of Class A Common Stock and 81,487,776 shares of Class B Common Stock (together with Class A Common Stock, the “Common Stock”) outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one (1) vote per share, and each share of Class B Common Stock is entitled to ten (10) votes per share. Holders of shares of our Common Stock representing of a total of 697,327,009.66 votes were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, the Company’s stockholders:

(a)	Elected three Class I Directors to serve on the Company’s board of directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);
(b)	Approved an amendment to the Plan to increase the number of shares of the Company’s stock issuable under the Plan by 5,000,000 shares (Proposal 2); and

(c)	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022 (Proposal 3).

For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below (giving effect to 10 votes per share of Class B Common Stock):

Proposal 1 – Election of Class I Directors

Nominee	Votes For	Abstentions	Broker Non-Votes
C. Clark Webb	680,447,442.58	10,859,581.08	4,475,771

Scott Gwilliam	677,603,924.58	13,703,099.08	4,475,771

Edwin Poston	677,624,282.58	13,682,741.08	4,475,771

 Proposal 2 – Approval of the amendment to the Plan to increase the number of shares of the Company’s stock issuable under the Plan by 5,000,000

Votes For	Votes Against	Abstentions	Broker Non-Votes
689,545,832.58	1,653,505.08	107,686.00	4,475,771

Proposal 3 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022

Votes For	Votes Against	Abstentions	Broker Non-Votes
697,184,990.58	52,451.08	89,568.00	4,475,771

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	P10, Inc. 2021 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Dated: June 24, 2022	By:	/s/ Amanda Coussens
		Name:	Amanda Coussens
		Title:	Chief Financial Officer